EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFCIER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Synthetic Biologics, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)          the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended  September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 3, 2021
	By:	/s/ Steven A. Shallcross
Name: Steven A. Shallcross
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)